Exhibit 99.1

CHARLES & COLVARD ANNOUNCES GRAND OPENING OF A WHOLESALE GEMSTONE DISTRIBUTION CENTER IN PANYU, CHINA

FOR IMMEDIATE RELEASE

RESEARCH TRIANGLE PARK, N.C. – November 3, 2021 – Charles & Colvard, Ltd. (Nasdaq: CTHR) (the “Company”), a globally recognized fine jewelry company specializing in lab created gemstones, announced today the grand opening of a Charles & Colvard wholesale distribution center in Panyu, Guangdong, China. This new distribution center allows the Company to expand its global brand presence and to showcase its Forever OneTM moissanite gemstones in a curated way.

“The grand opening of a wholesale distribution center in Panyu, Guangdong, China during the pre-seasonal Panyu District Jewelry Show underscores the importance of nurturing the Charles & Colvard brand presence internationally,” said Don O’Connell, President and CEO of Charles & Colvard. “We believe the wholesale distribution center will expand the Company’s reach as the global authority on moissanite gemstones.”

“This space, which will provide the opportunity for retailers to buy Charles & Colvard moissanite gemstones wholesale, allows retailers in the China fine jewelry market to see, touch and feel our Forever OneTM moissanite gemstones in person. We believe that allowing our retailers to experience the brilliance of our products first-hand is a key to elevating the Charles & Colvard house brand and Forever One product brand and distinguishing our products from others available in the market, particularly in the Asia Pacific region,” concluded Mr. O’Connell.

About Charles & Colvard, Ltd.

Charles & Colvard, Ltd. (Nasdaq: CTHR) believes fine jewelry can be accessible, beautiful and conscientious. Charles & Colvard is the original pioneer of lab-created moissanite, a rare gemstone formed from silicon carbide. The Company brings revolutionary gemstones and jewelry to market through its pinnacle Forever OneTM moissanite brand and its premium Caydia® lab grown diamond brand. Consumers seek Charles & Colvard fashion, bridal and fine jewelry because of its exceptional quality, incredible value and shared beliefs in environmental and social responsibility. Charles & Colvard was founded in 1995 and is based in North Carolina's Research Triangle Park. For more information, please visit www.charlesandcolvard.com.

Forward-Looking Statements

This press release contains forward-looking statements (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) and reflects the Company’s judgement and expectations as of the date of this press release.  These forward-looking statements are subject to a number of risks and uncertainties, some of which cannot be predicted or quantified and are beyond the Company’s control, including, but not limited to, (1) our business, financial condition and results of operations could continue to be adversely affected by an ongoing COVID-19 pandemic and related global economic conditions; (2) future financial performance depends upon increased consumer acceptance, growth of sales of our products, and operational execution of our strategic initiatives; (3) our business and our results of operations could be materially adversely affected as a result of general and economic conditions; (4) we face intense competition in the worldwide gemstone and jewelry industry; (5) our current customers may potentially perceive us as a competitor in the finished jewelry business; (6) we are subject to certain risks due to our international operations, distribution channels and vendors; (7) we are currently dependent on a limited number of distributor and retail partners in our Traditional segment for the sale of our products; (8) governmental regulation and oversight might adversely impact our operations; (9) the execution of our business plans could significantly impact our liquidity; (10) the financial difficulties or insolvency of one or more of our major customers or their lack of willingness and ability to market our products could adversely affect results; and (11) if we fail to evaluate, implement, and integrate strategic acquisition or disposition opportunities successfully, our business may suffer, in addition to the risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended June 30, 2021 and subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made. Future developments and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the forward-looking information will prove to be accurate. The Company undertakes no obligation to update or revise such forward-looking statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that the Company makes in the reports that it files with the SEC that discuss other factors relevant to our business. Statements in this press release expressing expectations regarding the Company’s future, projections, plans, and objectives relating to our products, sales, revenues, and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995.

Contacts:

Clint J. Pete, Chief Financial Officer, 919-468-0399, ir@charlesandcolvard.com

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